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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ----------------------

                                  FORM 8-K/A

                              (AMENDMENT NO. 1)

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                              November 14, 1997
                                Date of Report
                      (Date of earliest event reported)

                            ----------------------

                       DECRANE AIRCRAFT HOLDINGS, INC.
          (Exact name of registrant as specified in its charter)


     Delaware                           0-22371                 34-1645569
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


            2361 Rosecrans Avenue, Suite 180, El Segundo, CA 90245 (Address, including zip code, of principal executive offices)


                                (310) 725-9123
             (Registrant's telephone number, including area code)

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         155 Montrose West Avenue, Suite 210, Copley, OH 44321
                                (330) 668-3061
(Former address and telephone number of principal executive offices, if changed since last report)

                            ----------------------


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     DeCrane Aircraft Holdings, Inc. (the "Company") hereby amends Item 7 of its Current Report on Form 8-K dated November 14, 1997 (filed with the Securities and Exchange Commission on November 25, 1997) to file the financial statements and exhibits relating to the acquisition of Audio International, Inc. ("Audio International").

     The following Item 7 amends, in its entirety, Item 7 of the Form 8-K previously filed on November 25, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


a.   Financial statements of businesses acquired.

          Audited consolidated financial statements of Audio International, Inc. and subsidiary, including notes thereto and auditors' report thereon, as of December 31, 1996 and 1995 and for each of the two years in the period ended December 31, 1996 are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

b.   Pro forma financial information.

     Unaudited pro forma consolidated financial information, including explanatory notes thereto, as of September 30, 1997 and for the nine months ended September 30, 1997 and twelve months ended December 31, 1996 are filed herewith as Exhibit 99.4 and are incorporated herein by reference.

c.   Exhibits.

     Exhibit
       No.                   Exhibit Description
     -------   ---------------------------------------------------------------
      2.1      Stock Purchase and Sale Agreement by and among Robert S. Brown,
               Rick Marsh and Wayne Richie, the shareholders of Audio
               International, Inc. and DeCrane Aircraft Holdings, Inc., including Exhibit 1.2.2, Form of the Earnout Agreement **

     10.1 Consent and Amendment No. 1 to Loan and Security Agreement dated as of October 21, 1997 among DeCrane Aircraft Holdings, Inc., Bank of America National Trust and Savings Association, successor-by-merger to Bank of America Illinois, as agent and lender, and Comerica Bank - California, Mellon Bank, N.A. and Sumitomo Bank of California, as lenders **

     10.2 Covenant Not to Compete Agreement between DeCrane Aircraft Holdings, Inc., Audio International, Inc. and Robert S. Brown **

     10.3 Covenant Not to Compete Agreement between DeCrane Aircraft Holdings, Inc., Audio International, Inc. and Rick Marsh **

     10.4 Covenant Not to Compete Agreement between DeCrane Aircraft Holdings, Inc., Audio International, Inc. and Wayne Richie **

     10.5 Employment Agreement dated November 14, 1997 between Audio International, Inc. and Robert S. Brown **

     10.6 Employment Agreement dated November 14, 1997 between Audio International, Inc. and Rick Marsh **

     99.1 Press release issued by DeCrane Aircraft Holdings, Inc. on November 3, 1997 ***

     99.2 Press release issued by DeCrane Aircraft Holdings, Inc. on November 14, 1997 **


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     99.3      Audited consolidated financial statements of Audio International,
               Inc. and subsidiary, including notes thereto and auditors' report thereon, as of December 31, 1996 and 1995 and for each of the two years in the period ended December 31, 1996 incorporated by reference in Item 7(a) of this report *

     99.4 Unaudited pro forma consolidated financial information, including explanatory notes thereto, as of September 30, 1997 and for the nine months ended September 30, 1997 and the twelve months ended December 31, 1996 incorporated by reference in Item 7(b) of this report *

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*    -   Filed herewith
**   -   Previously filed November 25, 1997 on Form 8-K dated November 14, 1997.
***  -   Previously filed November 4, 1997 on Form 8-K dated November 3, 1997.



                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   DECRANE AIRCRAFT HOLDINGS, INC.
                                            (Registrant)




January 28, 1998              By:  /s/ Robert A. Rankin
                                   -------------------------------------------
                                   Name:  Robert A. Rankin
                                   Title: Chief Financial Officer and Secretary


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                                 EXHIBIT INDEX

     Exhibit
       No.                   Exhibit Description
     -------   ---------------------------------------------------------------
      2.1      Stock Purchase and Sale Agreement by and among Robert S. Brown,
               Rick Marsh and Wayne Richie, the shareholders of Audio
               International, Inc. and DeCrane Aircraft Holdings, Inc., including Exhibit 1.2.2, Form of the Earnout Agreement **

     10.1 Consent and Amendment No. 1 to Loan and Security Agreement dated as of October 21, 1997 among DeCrane Aircraft Holdings, Inc., Bank of America National Trust and Savings Association, successor-by-merger to Bank of America Illinois, as agent and lender, and Comerica Bank - California, Mellon Bank, N.A. and Sumitomo Bank of California, as lenders **

     10.2 Covenant Not to Compete Agreement between DeCrane Aircraft Holdings, Inc., Audio International, Inc. and Robert S. Brown **

     10.3 Covenant Not to Compete Agreement between DeCrane Aircraft Holdings, Inc., Audio International, Inc. and Rick Marsh **

     10.4 Covenant Not to Compete Agreement between DeCrane Aircraft Holdings, Inc., Audio International, Inc. and Wayne Richie **

     10.5 Employment Agreement dated November 14, 1997 between Audio International, Inc. and Robert S. Brown **

     10.6 Employment Agreement dated November 14, 1997 between Audio International, Inc. and Rick Marsh **

     99.1 Press release issued by DeCrane Aircraft Holdings, Inc. on November 3, 1997 ***

     99.2 Press release issued by DeCrane Aircraft Holdings, Inc. on November 14, 1997 **

     99.3 Audited consolidated financial statements of Audio International, Inc. and subsidiary, including notes thereto and auditors' report thereon, as of December 31, 1996 and 1995 and for each of the two years in the period ended December 31, 1996 incorporated by reference in Item 7(a) of this report *

     99.4 Unaudited pro forma consolidated financial information, including explanatory notes thereto, as of September 30, 1997 and for the nine months ended September 30, 1997 and the twelve months ended December 31, 1996 incorporated by reference in Item 7(b) of this report *


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*    -   Filed herewith
**   -   Previously filed November 25, 1997 on Form 8-K dated November 14, 1997.
***  -   Previously filed November 4, 1997 on Form 8-K dated November 3, 1997.


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